Exhibit 99.1
IBM RELEASES THIRD-QUARTER RESULTS
Revenue growth led by Software and Consulting; Strong profit and cash generation
ARMONK, N.Y., October 25, 2023 . . . IBM (NYSE: IBM) today announced third-quarter 2023 earnings results.
“Technology remains a critical source of competitive differentiation and progress for organizations around the world," said Arvind Krishna, IBM chairman and chief executive officer. "Clients are increasingly adopting our watsonx AI and data platform along with our hybrid cloud solutions to unlock productivity and operational efficiency. This is helping drive solid growth in our software and consulting businesses. As a result, we remain confident in our revenue and free cash flow growth expectations for the full year.”
Third-Quarter Highlights
•Revenue
–Revenue of $14.8 billion, up 4.6 percent, up 3.5 percent at constant currency
–Software revenue up 8 percent, up 6 percent at constant currency
–Consulting revenue up 6 percent, up 5 percent at constant currency
–Infrastructure revenue down 2 percent, down 3 percent at constant currency

•Profit Margin
–Gross Profit Margin: GAAP: 54.4 percent, up 1.7 points; Operating (Non-GAAP): 55.5 percent, up 1.6 points
–Pre-Tax Income Margin: GAAP: 12.7 percent, up 44.6 points; Operating (Non-GAAP): 15.6 percent, up 1.7 points

•Cash Flow
–Year to date net cash from operating activities of $9.5 billion, up $3.0 billion; free cash flow of $5.1 billion, up $1.0 billion

	THIRD QUARTER 2023 INCOME STATEMENT SUMMARY
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income	Pre-tax Income Margin		Net Income	Diluted Earnings Per Share
GAAP from Continuing Operations	$14.8B		$8.0B	54.4%		$1.9B	12.7%		$1.7B	$1.86
Year/Year	4.6	%*	8%	1.7	Pts	NM **	44.6	Pts**	NM **	NM **
Operating (Non-GAAP)			$8.2B	55.5%		$2.3B	15.6%		$2.0B	$2.20
Year/Year			8%	1.6	Pts	17%	1.7	Pts	23%	22%
* 3.5% at constant currency
** GAAP YTY results include the impact of a one-time, non-cash pension settlement charge related to the transfer of a portion of the company's U.S. defined benefit pension obligations and related plan assets to third-party insurers in third quarter 2022.

“Our continued focus on the fundamentals of our business is driving solid revenue growth, profit margin expansion, and strong cash generation," said James Kavanaugh, IBM senior vice president and chief financial officer. "That cash generation has enabled us to increase our investment in R&D and acquisitions, strengthening our future AI and hybrid cloud capabilities, while supporting continued shareholder returns through our dividend.”

Segment Results for Third Quarter
•Software — revenues of $6.3 billion, up 7.8 percent, up 6.3 percent at constant currency:
–Hybrid Platform & Solutions up 8 percent, up 7 percent at constant currency:
•Red Hat up 9 percent, up 8 percent at constant currency
•Automation up 14 percent, up 13 percent at constant currency
•Data & AI up 6 percent
•Security down 2 percent, down 3 percent at constant currency
–Transaction Processing up 7 percent, up 5 percent at constant currency

•Consulting — revenues of $5.0 billion, up 5.6 percent, up 5.0 percent at constant currency:
–Business Transformation up 6 percent, up 5 percent at constant currency
–Technology Consulting up 2 percent, up 1 percent at constant currency
–Application Operations up 7 percent

•Infrastructure — revenues of $3.3 billion, down 2.4 percent, down 3.2 percent at constant currency:
–Hybrid Infrastructure up 1 percent, flat at constant currency
•IBM zSystems up 9 percent
•Distributed Infrastructure down 4 percent, down 6 percent at constant currency
–Infrastructure Support down 6 percent, down 7 percent at constant currency

•Financing — revenues of $0.2 billion, up 6.9 percent, up 5.1 percent at constant currency

Cash Flow and Balance Sheet
In the third quarter, the company generated net cash from operating activities of $3.1 billion, up $1.2 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $2.0 billion. IBM’s free cash flow was $1.7 billion, up $0.9 billion year to year. The company returned $1.5 billion to shareholders in dividends in the third quarter.
For the first nine months of the year, the company generated net cash from operating activities of $9.5 billion, up $3.0 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $6.3 billion. IBM's free cash flow was $5.1 billion, up $1.0 billion year to year.
IBM ended the third quarter with $11.0 billion of cash and marketable securities, up $2.2 billion from year-end 2022. Debt, including IBM Financing debt of $9.9 billion, totaled $55.2 billion, up $4.3 billion since the end of 2022.

Full-Year 2023 Expectations
•Revenue: The company continues to expect constant currency revenue growth of three percent to five percent. At current foreign exchange rates, currency is expected to be about a one-point headwind to revenue growth.
•Free cash flow: The company continues to expect about $10.5 billion in free cash flow, up more than $1 billion year to year.

Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q23. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022*	2023	2022*
REVENUE BY SEGMENT
Software	$6,265	$5,811	$18,794	$17,749
Consulting	4,963	4,700	14,938	14,337
Infrastructure	3,272	3,352	9,988	10,805
Financing	186	174	566	474
Other	67	70	192	475
TOTAL REVENUE	14,752	14,107	44,479	43,840

GROSS PROFIT	8,023	7,430	24,033	23,055

GROSS PROFIT MARGIN
Software	79.5%	79.0%	79.4%	79.0%
Consulting	27.4%	26.0%	26.2%	24.8%
Infrastructure	53.5%	50.8%	53.8%	51.9%
Financing	49.7%	32.8%	47.5%	35.1%

TOTAL GROSS PROFIT MARGIN	54.4%	52.7%	54.0%	52.6%

EXPENSE AND OTHER INCOME
S,G&A	4,458	4,391	14,212	13,843
R,D&E	1,685	1,611	5,027	4,963
Intellectual property and custom development income	(190)	(121)	(618)	(418)
Other (income) and expense	(215)	5,755	(721)	5,921
Interest expense	412	295	1,202	903
TOTAL EXPENSE AND OTHER INCOME	6,150	11,931	19,102	25,212

INCOME/(LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,873	(4,501)	4,931	(2,156)
Pre-tax margin	12.7%	(31.9)%	11.1%	(4.9)%
Provision for/(Benefit from) income taxes	159	(1,287)	702	(1,070)
Effective tax rate	8.5%	28.6%	14.2%	49.6%

INCOME/(LOSS) FROM CONTINUING OPERATIONS	$1,714	$(3,214)	$4,229	$(1,087)

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	(10)	18	(15)	16

NET INCOME/(LOSS)	$1,704	$(3,196)	$4,214	$(1,071)

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.86	$(3.55)	$4.59	$(1.21)
Discontinued Operations	$(0.01)	$0.02	$(0.02)	$0.02
TOTAL	$1.84	$(3.54)	$4.58	$(1.19)

Basic
Continuing Operations	$1.88	$(3.55)	$4.65	$(1.21)
Discontinued Operations	$(0.01)	$0.02	$(0.02)	$0.02
TOTAL	$1.87	$(3.54)	$4.63	$(1.19)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	923.7	904.1	920.3	901.6
Basic	912.8	904.1	910.1	901.6

* Includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At September 30, 2023	At December 31, 2022
ASSETS:
Current Assets:
Cash and cash equivalents	$7,257	$7,886
Restricted cash	19	103
Marketable securities	3,721	852
Notes and accounts receivable - trade, net	5,330	6,541
Short-term financing receivables, net	5,625	7,790
Other accounts receivable, net	842	817
Inventories	1,399	1,552
Deferred costs	931	967
Prepaid expenses and other current assets	2,582	2,611
Total Current Assets	27,705	29,118

Property, plant and equipment, net	5,369	5,334
Operating right-of-use assets, net	3,112	2,878
Long-term financing receivables, net	4,789	5,806
Prepaid pension assets	8,901	8,236
Deferred costs	822	866
Deferred taxes	6,168	6,256
Goodwill	59,596	55,949
Intangibles, net	11,278	11,184
Investments and sundry assets	1,582	1,617
Total Assets	$129,321	$127,243

LIABILITIES:
Current Liabilities:
Taxes	$1,559	$2,196
Short-term debt	6,414	4,760
Accounts payable	3,342	4,051
Deferred income	11,917	12,032
Operating lease liabilities	807	874
Other liabilities	6,566	7,592
Total Current Liabilities	30,606	31,505

Long-term debt	48,828	46,189
Retirement related obligations	9,090	9,596
Deferred income	3,085	3,499
Operating lease liabilities	2,476	2,190
Other liabilities	12,081	12,243
Total Liabilities	106,165	105,222

EQUITY:
IBM Stockholders’ Equity:
Common stock	59,313	58,343
Retained earnings	149,506	149,825
Treasury stock — at cost	(169,640)	(169,484)
Accumulated other comprehensive income/(loss)	(16,098)	(16,740)
Total IBM Stockholders’ Equity	23,081	21,944

Noncontrolling interests	75	77
Total Equity	23,156	22,021

Total Liabilities and Equity	$129,321	$127,243

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW ANALYSIS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve Months Ended September 30,
(Dollars in Millions)	2023	2022	2023	2022*	2023
Net Cash from Operations per GAAP	$3,055	$1,901	$9,468	$6,470	$13,432

Less: change in IBM Financing receivables	1,092	704	3,119	1,071	1,331
Capital Expenditures, net	(282)	(445)	(1,226)	(1,317)	(1,769)

Free Cash Flow	1,682	752	5,123	4,082	10,332

Acquisitions	(4,589)	(62)	(4,945)	(1,020)	(6,274)
Divestitures	(10)	3	(4)	1,271	(3)
Dividends	(1,515)	(1,491)	(4,522)	(4,454)	(6,016)
Non-Financing Debt	(942)	2,946	7,572	4,686	4,795
Other (includes IBM Financing net receivables and debt)	41	(198)	(1,068)	(2,395)	(1,566)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$(5,333)	$1,950	$2,156	$2,171	$1,268

*Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Millions)	2023	2022	2023	2022*
Net Income/(Loss) from Operations	$1,704	$(3,196)	$4,214	$(1,071)
Pension Settlement Charge	-	5,894	-	5,894
Depreciation/Amortization of Intangibles	1,093	1,163	3,243	3,665
Stock-based Compensation	286	251	843	739
Working Capital / Other	(1,119)	(2,914)	(1,952)	(3,827)
IBM Financing A/R	1,092	704	3,119	1,071
Net Cash Provided by Operating Activities	$3,055	$1,901	$9,468	$6,470

Capital Expenditures, net of payments & proceeds	(282)	(445)	(1,226)	(1,317)
Divestitures, net of cash transferred	(10)	3	(4)	1,271
Acquisitions, net of cash acquired	(4,589)	(62)	(4,945)	(1,020)
Marketable Securities / Other Investments, net	2,927	(1,193)	(3,732)	(1,818)
Net Cash Provided by/(Used in) Investing Activities	$(1,953)	$(1,697)	$(9,906)	$(2,883)

Debt, net of payments & proceeds	(1,550)	2,138	4,619	2,572
Dividends	(1,515)	(1,491)	(4,522)	(4,454)
Financing - Other	(67)	67	(252)	(223)
Net Cash Provided by/(Used in) Financing Activities	$(3,132)	$714	$(154)	$(2,106)

Effect of Exchange Rate changes on Cash	(119)	(197)	(120)	(463)
Net Change in Cash, Cash Equivalents and Restricted Cash	$(2,149)	$721	$(713)	$1,018

*Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended September 30, 2023

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,265	$4,963	$3,272	$186
Pre-tax Income from Continuing Operations*	$1,486	$509	$387	$91
Pre-tax Margin*	23.7%	10.2%	11.8%	49.2%
Change YTY Revenue	7.8%	5.6%	(2.4)%	6.9%
Change YTY Revenue - Constant Currency	6.3%	5.0%	(3.2)%	5.1%

	Three Months Ended September 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,811	$4,700	$3,352	$174
Pre-tax Income from Continuing Operations	$1,306	$462	$280	$79
Pre-tax Margin	22.5%	9.8%	8.3%	45.4%

*The third quarter 2023 pre-tax charge of approximately $0.03 billion for workforce rebalancing is not included in the measure of segment pre-tax income, consistent with the company's management system.

	Nine Months Ended September 30, 2023

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$18,794	$14,938	$9,988	$566
Pre-tax Income from Continuing Operations*	$4,154	$1,336	$1,236	$256
Pre-tax Margin*	22.1%	8.9%	12.4%	45.3%
Change YTY Revenue	5.9%	4.2%	(7.6)%	19.5%
Change YTY Revenue - Constant Currency	6.5%	6.4%	(6.4)%	20.3%

	Nine Months Ended September 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$17,749	$14,337	$10,805	$474
Pre-tax Income from Continuing Operations	$3,816	$1,154	$1,236	$265
Pre-tax Margin	21.5%	8.0%	11.4%	55.9%

*The year-to-date 2023 pre-tax charge of approximately $0.41 billion for workforce rebalancing is not included in the measure of segment pre-tax income, consistent with the company's management system.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$8,023	$162		$—		$—		$—		$8,185
Gross Profit Margin	54.4%	1.1	pts.	—	pts.	—	pts.	—	pts.	55.5%
S,G&A	$4,458	$(277)		$—		$—		$—		$4,181
Other (Income) & Expense	(215)	—		12		—		—		(203)
Total Expense & Other (Income)	6,150	(277)		12		—		—		5,885
Pre-tax Income from Continuing Operations	1,873	438		(12)		—		—		2,299
Pre-tax Income Margin from Continuing Operations	12.7%	3.0	pts.	(0.1)	pts.	—	pts.	—	pts.	15.6%
Provision for/(Benefit from) Income Taxes (4)	$159	$99		$(14)		$24		$—		$268
Effective Tax Rate	8.5%	2.7	pts.	(0.5)	pts.	1.0	pts.	—	pts.	11.7%
Income from Continuing Operations	$1,714	$340		$1		$(24)		$—		$2,031
Income Margin from Continuing Operations	11.6%	2.3	pts.	0.0	pts.	(0.2)	pts.	—	pts.	13.8%
Diluted Earnings Per Share: Continuing Operations	$1.86	$0.37		$0.00		$(0.03)		$—		$2.20

	Three Months Ended September 30, 2022
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$7,430	$165		$—		$—		$—		$7,595
Gross Profit Margin	52.7%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$4,391	$(253)		$—		$—		$0		$4,138
Other (Income) & Expense	5,755	(1)		(6,062)		—		14		(293)
Total Expense & Other (Income)	11,931	(253)		(6,062)		—		14		5,630
Pre-tax Income/(Loss) from Continuing Operations	(4,501)	418		6,062		—		(14)		1,965
Pre-tax Income/(Loss) Margin from Continuing Operations	(31.9)%	3.0	pts.	43.0	pts.	—	pts.	(0.1)	pts.	13.9%
Provision for/(Benefit from) Income Taxes (4)	$(1,287)	$103		$1,495		$—		$—		$312
Effective Tax Rate	28.6%	(0.8)	pts.	(12.1)	pts.	—	pts.	0.2	pts.	15.9%
Income/(Loss) from Continuing Operations	$(3,214)	$315		$4,566		$—		$(14)		$1,653
Income/(Loss) Margin from Continuing Operations	(22.8)%	2.2	pts.	32.4	pts.	—	pts.	(0.1)	pts.	11.7%
Diluted Earnings/(Loss) Per Share: Continuing Operations (5)	$(3.55)	$0.35		$5.05		$—		$(0.02)		$1.81

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2022 also includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).
(3)Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM and the related cash-settled swap.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.
(5)Due to the GAAP net loss for the three months ended September 30, 2022, dilutive potential shares were excluded from the GAAP loss per share as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.02) reconciling item.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$24,033	$460		$—		$—		$—		$24,492
Gross Profit Margin	54.0%	1.0	pts.	—	pts.	—	pts.	—	pts.	55.1%
S,G&A	$14,212	$(768)		$—		$—		$—		$13,444
Other (Income) & Expense	(721)	(2)		16		—		—		(707)
Total Expense & Other (Income)	19,102	(770)		16		—		—		18,348
Pre-tax Income from Continuing Operations	4,931	1,229		(16)		—		—		6,144
Pre-tax Income Margin from Continuing Operations	11.1%	2.8	pts.	0.0	pts.	—	pts.	—	pts.	13.8%
Provision for/(Benefit from) Income Taxes (4)	$702	$277		$(27)		$(91)		$—		$861
Effective Tax Rate	14.2%	1.7	pts.	(0.4)	pts.	(1.5)	pts.	—	pts.	14.0%
Income from Continuing Operations	$4,229	$953		$11		$91		$—		$5,283
Income Margin from Continuing Operations	9.5%	2.1	pts.	0.0	pts.	0.2	pts.	—	pts.	11.9%
Diluted Earnings Per Share: Continuing Operations	$4.59	$1.04		$0.01		$0.10		$—		$5.74

	Nine Months Ended September 30, 2022
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$23,055	$526		$—		$—		$—		$23,582
Gross Profit Margin	52.6%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$13,843	$(818)		$—		$—		$0		$13,025
Other (Income) & Expense	5,921	(2)		(6,455)		—		(353)		(889)
Total Expense & Other (Income)	25,212	(820)		(6,455)		—		(353)		17,584
Pre-tax Income/(Loss) from Continuing Operations	(2,156)	1,346		6,455		—		353		5,998
Pre-tax Income/(Loss) Margin from Continuing Operations	(4.9)%	3.1	pts.	14.7	pts.	—	pts.	0.8	pts.	13.7%
Provision for/(Benefit from) Income Taxes (4)	$(1,070)	$327		$1,599		$112		$—		$969
Effective Tax Rate	49.6%	(5.7)	pts.	(26.7)	pts.	1.9	pts.	(2.9)	pts.	16.1%
Income/(Loss) from Continuing Operations	$(1,087)	$1,019		$4,856		$(112)		$353		$5,029
Income/(Loss) Margin from Continuing Operations	(2.5)%	2.3	pts.	11.1	pts.	(0.3)	pts.	0.8	pts.	11.5%
Diluted Earnings/(Loss) Per Share: Continuing Operations (5)	$(1.21)	$1.13		$5.39		$(0.12)		$0.39		$5.52

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2022 also includes a one-time, non-cash, pre-tax pension settlement charge of $5.9 billion ($4.4 billion net of tax).
(3)Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM and the related cash-settled swap.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.
(5)Due to GAAP net loss for the nine months ended September 30, 2022, dilutive potential shares were excluded from the GAAP loss per share calculation as the effect would have been antidilutive. The difference in share count resulted in an additional ($0.06) reconciling item.